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                                                                EXHIBIT 10.16




                        UTG COMMUNICATIONS INTERNATIONAL, INC.
                                SUBSCRIPTION AGREEMENT

UTG Communications International, Inc.
c/o Rubin Baum Levin Constant & Friedman
30 Rockefeller Plaza
New York, New York 10112

Gentlemen:

I. SUBSCRIPTION. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from UTG Communications International, Inc. a Delaware corporation (the "Company"), the number of shares of the Company's Common Stock, par value $.00001 ("Shares") set forth on the signature page hereof, at a purchase price of $4.00 per Share. This subscription is submitted to the Company in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum of the Company dated November 21, 1996, as amended or supplemented from time to time, including all exhibits thereto (the "Memorandum"), relating to the offering by the Company of up to 250,000 Shares.

II. PAYMENT. The undersigned will pay for the subscription by check payable in U.S. dollars or by wire transfer in U.S. dollars to the Company's designated account.

III. ACCEPTANCE OF SUBSCRIPTION. The undersigned understands and agrees that the Company in its sole discretion reserve the right to accept or reject this or any other subscription for Shares, in whole or in part, notwithstanding prior receipt by the undersigned of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the undersigned an executed copy of this Subscription Agreement. If this subscription is rejected in whole, this Subscription Agreement and all funds received from the undersigned will be returned without interest or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for such rejected portion of this subscription will be returned without interest or deduction, and this Subscription Agreement shall continue in force and effect to the extent this subscription was accepted.

IV. REPRESENTATIONS AND WARRANTIES. The undersigned hereby acknowledges, represents, warrants to and agrees with each of the Company as follows:

    (a) None of the Shares are registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws. The undersigned understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act"), by virtue of Section 4(2) and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

    (b) The undersigned has received the Memorandum, has carefully reviewed it and understands the information contained therein, and the undersigned has access to the same kind of information which would be available in registration statements filed by the Company under the Securities Act;

    (c) Neither the Securities and Exchange Commission nor any state securities commission has approved any of the securities included in the Shares offered or passed upon or endorsed the merits of the offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

    (d) The undersigned acknowledges that all documents, records, and books pertaining to the investment in the Shares (including, without limitation, the Memorandum) have been made available for inspection by him, his attorney, accountant, purchaser representative or tax advisor (collectively, the "Advisors");

    (e) The undersigned and the Advisors have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have been answered to the full satisfaction of the undersigned and his Advisors;

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    (f)  In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents or answers to questions so furnished to the undersigned or his Advisors by the Company;

    (g) The undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares;

    (h) The undersigned has such knowledge and experience in financial, tax, and business matters so as to enable him to utilize the information made available to him in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

    (i) The undersigned is not relying on the Company respecting the tax and other economic considerations of an investment in the Shares, and the undersigned has relied on the advice of, or has consulted with, only his own Advisors;

    (j) The undersigned is acquiring the Shares solely for his own account for investment and not with a view to resale or distribution and the Subscriber will not sell or transfer the Shares until they are registered for resale under the Securities Act;

    (k) The undersigned must bear the economic risk of the investment indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in each of the Company' stock books;

    (l) The undersigned has adequate means of providing for the undersigned's current needs and foreseeable personal contingencies and has no need for the undersigned's investment in the Shares to be liquid;

    (m) The undersigned is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum.

    (n)  The undersigned has completed accurately the Subscriber
    Questionnaire attached hereto as Annex A and meets the requirements of at least one of the suitability standards for an "accredited investor;"

    (o) The undersigned:1. if a natural person represents that the undersigned has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof;2. if a corporation, partnership, association, joint stock company, trust, unincorporated organization or other entity represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is validly existing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof, this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and 3. if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity; and

V. INDEMNIFICATION. The undersigned agrees to indemnify and hold harmless each of the Company, their respective officers, directors, employees, agents, and affiliates against all losses, liabilities, claims, damages, and expenses (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) arising out of any false representation or warranty or breach by the undersigned of any agreement herein or in any other document delivered in connection with this Subscription Agreement.

VI. IRREVOCABILITY; BINDING EFFECT. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and permitted assigns.

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VII.   MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

VIII. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to either of the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section IX). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

IX. ASSIGNABILITY. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

X. APPLICABLE LAW. This Subscription Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of laws principles.

XI. BLUE SKY QUALIFICATION. My right to purchase Shares under this Subscription Agreement are expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

XII.   REGISTRATION OF THE SHARES.

    (a) The Company hereby agrees that, by June 30, 1997, it will file a registration statement (the "REGISTRATION STATEMENT") under the Securities Act with the SEC, naming the Subscriber as a selling stockholder. The Subscriber is referred to herein as the "HOLDER."

    (b) Once filed, the Company will use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the SEC in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, prospectus and other documents necessary or incidental to the registration as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of such Holder's Shares. The Company will use its reasonable efforts to qualify the Shares for sale in such states as the Holder shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to general service of process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Shares of the Holder are expressly conditioned on the Holder furnishing to the Company such appropriate information concerning the Holder, the Holder's Shares and the terms of the Holder's offering of such Shares as the Company may reasonably request.

    (c) The Company shall bear the entire cost and expense of the registration of the Shares; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Shares sold by the Holder pursuant thereto.

    (d) Neither the filing of the Registration Statement by the Company pursuant to this Subscription Agreement nor the making of any request for prospectuses by any Holder shall impose upon any Holder any obligation to sell the Holder's Shares.

    (e) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Shares until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

    (f) The Company shall indemnify and hold harmless the Holder from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Subscription Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except, with respect to the Holder, insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder expressly for use therein, which indemnification shall include each person, if any, who controls the Holder within the meaning of the Securities Act and each officer, director, employee and agent of the Holder; provided, however, that the indemnification in this paragraph (c) with respect

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to any prospectus shall not inure to the benefit of the Holder (or to the benefit of any person controlling the Holder) on account of any such loss, claim, damage or liability arising from the sale of Shares by the Holder, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder to the purchaser prior to such sale; and provided further, that the Company shall not be obligated to so indemnify the Holder or other person referred to above unless the Holder or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Subscription Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder expressly for use therein.

    (g) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

XIII. FURTHER CONDITION. This Subscription Agreement shall only be enforceable against the Subscriber when, and if, the obligations of Tom Combrinck to transfer to the Subscribers in the Offering on a pro rata basis, without further consideration, an aggregate of an additional 150,000 shares of the Common Stock owned by Tom Combrinck. Until such transfer has been effected, any amounts paid by the Subscriber to the Company shall be held in escrow. In the event that this condition has not been satisfied on or before January 31, 1997, unless extended by the Subscriber, this Subscription Agreement shall become null and void and all amounts paid to the Company shall be returned to the Subscriber.

XIV. COUNTERPARTS. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this subscription by signing any of such counterpart and delivering the same by telex, telecopy, telegraph, cable or otherwise in writing (each delivery by any of such means to be deemed to be "in writing" for purposes of this Subscription Agreement).

XV. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.


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    IN WITNESS WHEREOF, the undersigned has executed this Subscription
Agreement this 21 day of NOVEMBER, 1996.

Number of Shares Subscribed 125,000

Total Subscription Amount $500,000

                   If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST:

                   Interfinance Inv. Co. Ltd.
                   ---------------------------------------------------------
                   Name of Partnership, Corporation or Trust


                   By: /s/ Ueli Ernst
                      ------------------------------------------------------
                        Name: Ueli Ernst
                        Title: President

                   ---------------------------------------------------------
                   Taxpayer Identification Number

                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   Address

                   If the purchaser is an individual:


                   ---------------------------------------------------------
                   Name (Print Below)

                   ---------------------------------------------------------


                   ---------------------------------------------------------
                   Taxpayer Identification Number

                   ---------------------------------------------------------

                   ---------------------------------------------------------
                   Address

                   ACCEPTED AND AGREED

                   UTG Communications International, Inc.


                   By: /s/ Thomas Combrinck
                      ------------------------------------------------------
                        Name: Thomas Combrinck
                        Title:

                   Date: November 21, 1996